Exhibit 99.1
FOR IMMEDIATE RELEASE
FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Fourth Quarter 2009 EPS of $0.17 Per Share
Corporation announces:
•	Increase in net interest margin to 3.64%

•	6.24% increase in average core deposits over prior quarter

•	21.98% increase in average core deposits over year ago quarter

•	Increase in tangible common equity to 8.99%

•	Increase in allowance for credit losses to 1.77% of period-end loans
          Akron, Ohio (January 26, 2010) — FirstMerit Corporation (Nasdaq: FMER) reported fourth quarter 2009 net income of $14.5 million, or $0.17 per diluted share. This compares with $22.8 million, or $0.27 per diluted share, for the third quarter 2009 and $29.1 million, or $0.35 per diluted share, for the fourth quarter 2008. For the full year 2009, the Corporation reported net income of $82.2 million, or $0.90 per diluted share, compared with $119.5 million, or $1.46 per diluted share in 2008.
          Returns on average common equity (“ROE”) and average assets (“ROA”) for the fourth quarter 2009 were 5.38% and 0.54%, respectively, compared with 8.69% and 0.85%, respectively, for the third quarter 2009 and 12.47% and 1.08% for the fourth quarter 2008. ROE and ROA for the year ended December 31, 2009 were 8.09% and 0.76%, respectively, compared with 12.76% and 1.13%, respectively, for the year ended December 31, 2008.
          “We produced solid results in the fourth quarter and throughout all of 2009 despite persistent challenges in the economy. Our financial performance is due to our commitment to sound banking fundamentals and appropriate risk management,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation.
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FirstMerit Reports Fourth Quarter 2009 EPS Results / Page 2
          “In the fourth quarter we grew our core deposits, further strengthened our tangible common equity and expanded our net interest margin. At year-end, FirstMerit maintained robust levels of liquidity, capital and reserves, setting us apart from our industry peers. FirstMerit is well-positioned for the future, both in our existing Ohio and Pennsylvania footprint and in our new Chicago market with our upcoming purchase of 24 First Bank branches. We remain on track to close this acquisition which includes $1.2 billion in deposits and a minimum of $315 million of performing loans in mid-February,” Greig said.
          On December 16, 2009, the FirstMerit Bank acquired $102.0 million of asset based lending loans (“ABL loans”) from First Bank Business Capital, Inc., a wholly owned subsidiary of First Bank pursuant to separate Purchase and Assumption agreement with First Bank Business Capital, Inc. also dated November 11, 2009.
          Average loans during the fourth quarter of 2009 decreased $108.0 million, or 1.53%, compared with the third quarter of 2009 and also decreased $417.3 million, or 5.66%, compared with the fourth quarter of 2008. Decreases against the respective periods were due to a reduction in both consumer and commercial demand for borrowing. In the fourth quarter of 2009, average commercial loans decreased $46.9 million, or 1.14%, and $214.3 million, or 5.01%, compared with the third quarter of 2009 and fourth quarter of 2008, respectively. Average consumer loans decreased $62.3 million, or 2.15%, and $194.8 million, or 6.78%, over the same periods.
          Average deposits were $7.4 billion during the fourth quarter of 2009, up $13.1 million, or 0.18%, compared with the third quarter of 2009, and a decrease of $275.0 million, or 3.58%, compared with the fourth quarter of 2008. For the fourth quarter 2009, average core deposits (which are defined as checking accounts, savings accounts and money market savings products) increased $344.1 million, or 6.24%, compared with the third quarter 2009 and $1.1 billion, or 21.98%, compared with the fourth quarter 2008. Core deposits represented 79.16% of total average deposits, compared with 74.64% for the third quarter 2009 and 62.57% for the fourth quarter 2008. The Corporation increased average core deposits for the ninth consecutive quarter. Strategic retail and business marketing campaigns, primarily focused on new Reality Checking and Savings deposit products, drove the continued growth which began in the fourth quarter of 2007.
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FirstMerit Reports Fourth Quarter 2009 EPS Results / Page 3
          Average investments increased $20.8 million, or 0.76%, compared with the third quarter of 2009 and $248.3 million, or 9.93% compared with the fourth quarter of 2008. The Corporation’s investment portfolio yield decreased in the fourth quarter of 2009, to 4.35%, compared with 4.51% in the third quarter of 2009, and decreased from 5.01% in the fourth quarter of 2008, reflective of the declining interest rate environment.
          Net interest margin was 3.64% for the fourth quarter of 2009 compared with 3.61% for the third quarter of 2009 and 3.82% for the fourth quarter of 2008, marking a third consecutive quarter of net interest margin expansion. The Corporation’s success both migrating existing and attracting new depository accounts into its Reality Checking and Savings products continued to reduce funding costs and positively impact the net interest margin.
          Net interest income on a fully tax-equivalent (“FTE”) basis was $89.2 million in the fourth quarter 2009 compared with $89.1 million in the third quarter of 2009 and $94.9 million in the fourth quarter of 2008. Declining average loan balances in the fourth quarter of 2009 compared with the third quarter of 2009 offset net interest margin expansion during the quarter.
          Noninterest income net of securities transactions for the fourth quarter of 2009 was $50.8 million, an increase of $2.1 million, or 4.37%, from the third quarter of 2009 and a decrease of $0.5 million, or 0.09%, from the fourth quarter of 2008. In the fourth quarter of 2008 the Corporation recorded $5.8 million of other income from the sale of Class B Visa Inc. stock. Noninterest income net of securities transactions as a percentage of net revenue for the fourth quarter of 2009 was 36.28% compared with 35.32% for third quarter of 2009 and 35.07% for the fourth quarter of 2008. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.
          Noninterest expense for the fourth quarter of 2009 was $94.9 million, an increase of $10.7 million, or 12.74%, from the third quarter of 2009 and an increase of $6.6 million, or 7.53%, from the fourth quarter of 2008. The fourth quarter of 2009 noninterest expenses included $2.5 million of professional services related to due diligence and acquisition expense, $1.3 million provision for unfunded lending commitments and $3.9 million related to the discontinuation of hedge accounting for a portfolio of interest rate swaps associated with fixed-rate commercial loans. For the fourth quarter of 2009, the efficiency ratio was 67.74%, compared with 61.05% for the third quarter of 2009 and 60.34% for the fourth quarter of 2008.
          Net charge-offs totaled $31.2 million, or 1.79% of average loans, in the fourth quarter of 2009 compared with $18.8 million, or 1.05% of average loans, in the third quarter 2009 and $15.2 million, or 0.82% of average loans, in the fourth quarter of 2008.
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FirstMerit Reports Fourth Quarter 2009 EPS Results / Page 4
          Nonperforming assets totaled $101.0 million at December 31, 2009, an increase of $12.1 million, or 13.64%, compared with September 30, 2009. Nonperforming assets at December 31, 2009 represented 1.48% of period-end loans plus other real estate compared with 1.26% at September 30, 2009 and 0.77% million at December 31, 2008.
          The allowance for loan losses totaled $115.1 million at December 31, 2009. At December 31, 2009, the allowance for loan losses was 1.68% of period-end loans compared with 1.66% at September 30, 2009 and 1.40% at December 31, 2008. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.77% at December 31, 2009 compared with 1.72% at September 30, 2009 and 1.49% at December 31, 2008. The allowance for credit losses to nonperforming loans was 131.82% at December 31, 2009, compared with 153.27% at September 30, 2009 and 211.38% at December 31, 2008.
          The Corporation’s total assets at December 31, 2009 were $10.5 billion, a decrease of $222.9 million, or 2.07%, compared with September 30, 2009 and a decrease of $561.5 million, or 5.06%, compared with December 31, 2008. Commercial loans decreased $286.2 million, or 6.58% and installment loans decreased $149.2 million or 9.48%, compared with December 31, 2008, contributing to the majority of asset declines over the prior year period.
          Total deposits were $7.5 billion at December 31, 2009, an increase of $244.5 million, or 3.36%, from September 30, 2009 and an increase of $81.9 million, or 1.08%, from December 31, 2008. Core deposits totaled $6.2 billion at December 31, 2009, an increase of $576.5 million, or 10.33%, from September 30, 2009 and an increase of $1.34 billion, or 27.80%, from December 31, 2008.
          Shareholders’ equity was $1.08 billion at December 31, 2009, compared with $1.06 billion at September 30, 2009, and $937.8 million at December 31, 2008. The Corporation maintained a strong capital position as tangible common equity to assets was 8.99% at December 31, 2009, compared with 8.65% at September 30, 2009 and 7.27% at December 31, 2008. The common cash dividend per share paid in the fourth quarter 2009 was $0.16.
Fourth Quarter 2009 Conference Call
          FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call on January 26, 2010 at 2:00 p.m. (Eastern Time) to provide an overview of fourth quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 49626728. A replay of the conference call will be available at approximately 5:00 p.m. (Eastern Time) on January 26, 2010 through February 2, 2010 by dialing (800) 642-1687, and entering the PIN: 49626728.
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FirstMerit Reports Fourth Quarter 2009 EPS Results / Page 5
About FirstMerit
          FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.5 billion as of December 31, 2009 and 158 banking offices and 172 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Subsequent Events The Company is required under generally accepted accounting principles to evaluate subsequent events through the filing of the December 31, 2009 consolidated financial statements on Form 10-K. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of December 31, 2009 and will adjust amounts preliminarily reported, if necessary.
Forward-Looking Statement This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights

	Quarters
(Unaudited)	2009	2009	2009	2009	2008
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
EARNINGS
Net interest income FTE (a)	$89,171	$89,079	$88,806	$88,577	$94,855
Provision for loan losses	29,960	23,887	26,521	18,065	16,986
Other income	52,701	51,567	50,845	55,188	52,795
Other expenses	94,885	84,165	90,564	83,203	88,240
FTE adjustment (a)	1,793	1,702	1,691	1,683	1,617
Net income	14,478	22,763	15,495	29,434	29,136
Diluted EPS (b)	0.17	0.27	0.13	0.33	0.35

PERFORMANCE RATIOS
Return on average assets (ROA)	0.54%	0.85%	0.57%	1.07%	1.08%
Return on average common equity (ROE)	5.38%	8.69%	6.27%	12.39%	12.47%
Net interest margin FTE (a)	3.64%	3.61%	3.56%	3.53%	3.82%
Efficiency ratio	67.74%	61.05%	65.34%	57.81%	60.34%
Number of full-time equivalent employees	2,495	2,522	2,540	2,562	2,575

MARKET DATA
Book value/common share	$12.36	$12.34	$11.99	$11.84	$11.58
Period-end common share mkt value	20.14	19.03	17.00	18.20	20.59
Market as a % of book	163%	154%	142%	154%	178%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.29	$0.29
Common stock dividend payout ratio	94.12%	59.26%	84.21%	80.56%	82.86%
Average basic common shares (b)	86,149	85,872	84,123	82,514	82,193
Average diluted common shares (b)	86,157	85,880	84,131	82,523	82,202
Period end common shares	87,004	85,869	85,266	81,417	80,960
Common shares repurchased	35	13	61	45	19
Common stock market capitalization	$1,752,261	$1,634,087	$1,449,522	$1,481,789	$1,666,966

ASSET QUALITY
Gross charge-offs	$34,232	$21,819	$24,726	$18,936	$17,932
Net charge-offs	31,220	18,757	21,556	15,565	15,236
Allowance for loan losses	115,092	116,352	111,222	106,257	103,757
Reserve for unfunded lending commitments	5,751	4,470	6,054	6,019	6,588
Nonperforming assets (NPAs)	101,001	88,881	73,351	76,243	57,526
Net charge-offs/average loans ratio *	1.79%	1.05%	1.19%	0.86%	0.82%
Allowance for loan losses/period-end loans *	1.68%	1.66%	1.56%	1.45%	1.40%
Allowance for credit losses/period-end loans *	1.77%	1.72%	1.64%	1.53%	1.49%
NPAs/loans and other real estate *	1.48%	1.26%	1.03%	1.04%	0.77%
Allowance for loan losses/nonperforming loans	125.55%	147.60%	175.17%	151.35%	198.76%
Allowance for credit losses/nonperforming loans	131.82%	153.27%	184.71%	159.93%	211.38%

CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	8.99%	8.65%	8.36%	7.60%	7.27%
Average equity to assets	10.11%	9.77%	9.37%	9.66%	8.66%
Average equity to loans	15.37%	14.72%	14.07%	14.54%	12.62%
Average loans to deposits	93.94%	95.57%	95.17%	96.56%	96.01%

AVERAGE BALANCES
Assets	$10,559,231	$10,629,359	$10,884,228	$11,115,042	$10,731,029
Deposits	7,397,592	7,384,507	7,614,826	7,644,118	7,672,560
Loans	6,948,985	7,057,021	7,246,752	7,381,019	7,366,246
Earning assets	9,714,193	9,802,810	10,001,266	10,189,233	9,876,488
Shareholders’ equity	1,068,013	1,038,824	1,019,628	1,073,276	929,788

ENDING BALANCES
Assets	$10,538,487	$10,761,355	$10,696,962	$10,972,176	$11,100,026
Deposits	7,515,796	7,271,274	7,451,220	7,678,213	7,597,679
Loans	6,923,489	7,029,648	7,145,146	7,350,763	7,425,613
Goodwill	139,598	139,245	139,245	139,245	139,245
Intangible assets	1,158	1,143	1,229	1,316	1,403
Earning assets	9,685,155	9,793,244	9,869,183	10,108,403	10,209,602
Total shareholders’ equity	1,075,050	1,059,209	1,022,647	1,084,269	937,843

NOTES:

(a)	— Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b)	— Average outstanding shares and per share data restated to reflect the effect of stock dividends declared April 28, 2009 and August 20, 2009.

*	As required by current accounting guidance, the acquired ABL loans from First Bank Business Capital, Inc. were recorded at fair value with no carryover of the related allowances. The ratios of our allowance for loan and credit losses do not include these loans. The ABL loans were acquired on December 16, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands)
(Unaudited, except December 31, 2008, which is derived from the	December 31,
audited financial statements)	2009	2008

ASSETS
Cash and due from banks	$161,033	$178,406
Investment securities
Held-to-maturity	178,895	158,273
Available-for-sale	2,565,943	2,614,575
Loans held for sale	16,828	11,141
Loans:
Commercial loans	4,066,522	4,352,730
Mortgage loans	463,416	547,125
Installment loans	1,425,373	1,574,587
Home equity loans	753,112	733,832
Credit card loans	153,525	149,745
Leases	61,541	67,594

Total loans	6,923,489	7,425,613
Less allowance for loan losses	(115,092)	(103,757)

Net loans	6,808,397	7,321,856
Premises and equipment, net	125,205	133,184
Goodwill	139,598	139,245
Intangible assets	1,158	1,403
Accrued interest receivable and other assets	541,430	541,943

Total assets	$10,538,487	$11,100,026

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$2,069,921	$1,637,534
Demand-interest bearing	677,448	666,615
Savings and money market accounts	3,408,109	2,512,331
Certificates and other time deposits	1,360,318	2,781,199

Total deposits	7,515,796	7,597,679

Securities sold under agreements to repurchase	996,345	921,390
Wholesale borrowings	740,105	1,344,195
Accrued taxes, expenses, and other liabilities	211,191	298,919

Total liabilities	9,463,437	10,162,183

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—
Fixed-Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 liquidation preference; authorized and issued 125,000 shares	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 93,633,871 and 92,026,350 at December 31, 2009 and 2008, respectively	127,937	127,937
Capital surplus	88,573	94,802
Accumulated other comprehensive loss	(16,036)	(54,080)
Retained earnings	1,043,625	1,053,435
Treasury stock, at cost, 6,629,995 and 11,066,108 shares at December 31, 2009 and 2008, respectively	(169,049)	(284,251)

Total shareholders’ equity	1,075,050	937,843

Total liabilities and shareholders’ equity	$10,538,487	$11,100,026

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS

	Quarterly Periods
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2009	2009	2009	2009	2008

ASSETS
Cash and due from banks	$167,608	$159,985	$194,381	$209,922	$192,804
Investment securities
Held-to-maturity	171,437	160,084	156,877	161,217	160,283
Available-for-sale	2,577,759	2,568,348	2,576,994	2,623,732	2,340,639
Fed funds sold	5	—	—	17	424
Loans held for sale	16,007	17,357	20,643	23,248	8,896
Loans:
Commercial loans	4,058,851	4,105,778	4,263,114	4,337,108	4,273,123
Mortgage loans	472,829	492,089	513,982	536,498	555,713
Installment loans	1,449,091	1,492,019	1,512,929	1,558,374	1,596,053
Home equity loans	756,478	758,353	749,097	736,956	722,466
Credit card loans	151,233	149,460	146,589	146,355	150,133
Leases	60,503	59,322	61,041	65,728	68,758

Total loans	6,948,985	7,057,021	7,246,752	7,381,019	7,366,246
Less allowance for loan losses	113,438	111,073	104,864	102,533	100,898

Net loans	6,835,547	6,945,948	7,141,888	7,278,486	7,265,348

Total earning assets	9,714,193	9,802,810	10,001,266	10,189,233	9,876,488

Premises and equipment, net	126,073	127,096	129,433	132,156	130,511
Accrued interest receivable and other assets	664,795	650,541	664,012	686,264	632,124

TOTAL ASSETS	$10,559,231	$10,629,359	$10,884,228	$11,115,042	$10,731,029

LIABILITIES
Deposits:
Demand-non-interest bearing	$2,028,977	$1,947,359	$1,891,792	$1,767,885	$1,607,901
Demand-interest bearing	651,381	647,712	671,235	655,279	658,208
Savings and money market accounts	3,175,825	2,916,980	2,810,155	2,638,166	2,534,702
Certificates and other time deposits	1,541,409	1,872,456	2,241,644	2,582,788	2,871,749

Total deposits	7,397,592	7,384,507	7,614,826	7,644,118	7,672,560

Securities sold under agreements to repurchase	1,076,199	1,087,875	945,178	941,112	1,168,438
Wholesale borrowings	762,023	883,377	1,019,786	1,151,777	766,358

Total funds	9,235,814	9,355,759	9,579,790	9,737,007	9,607,356
Accrued taxes, expenses and other liabilities	255,404	234,776	284,810	304,759	193,885

Total liabilities	9,491,218	9,590,535	9,864,600	10,041,766	9,801,241

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	27,850	109,807	—
Common stock	127,937	127,937	127,937	127,937	127,937
Common stock warrant	—	—	2,820	4,175	—
Capital surplus	74,213	55,732	63,457	86,872	93,761
Accumulated other comprehensive loss	(9,266)	(26,793)	(35,569)	(49,477)	(62,018)
Retained earnings	1,047,097	1,050,359	1,056,739	1,069,948	1,053,992
Treasury stock	(171,968)	(168,411)	(223,606)	(275,986)	(283,884)

Total shareholders’ equity	1,068,013	1,038,824	1,019,628	1,073,276	929,788

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,559,231	$10,629,359	$10,884,228	$11,115,042	$10,731,029

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	Three months ended			Three months ended
	December 31, 2009			December 31, 2008
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$167,608			$192,804
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,224,704	23,348	4.16%	1,971,257	23,984	4.84%
Obligations of states and political subdivisions (tax exempt)	331,098	5,021	6.02%	316,220	4,804	6.04%
Other securities and federal funds sold	193,399	1,799	3.69%	213,869	2,720	5.06%

Total investment securities and federal funds sold	2,749,201	30,168	4.35%	2,501,346	31,508	5.01%

Loans held for sale	16,007	204	5.06%	8,896	100	4.47%
Loans	6,948,985	81,762	4.67%	7,366,246	105,390	5.69%

Total earning assets	9,714,193	112,134	4.58%	9,876,488	136,998	5.52%

Allowance for loan losses	(113,438)			(100,898)
Other assets	790,868			762,635

Total assets	$10,559,231			$10,731,029

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$2,028,977	—	—	$1,607,901	—	—
Demand — interest bearing	651,381	149	0.09%	658,208	370	0.22%
Savings and money market accounts	3,175,825	6,880	0.86%	2,534,702	6,764	1.06%
Certificates and other time deposits	1,541,409	8,413	2.17%	2,871,749	23,816	3.30%

Total deposits	7,397,592	15,442	0.83%	7,672,560	30,950	1.60%

Securities sold under agreements to repurchase	1,076,199	1,268	0.47%	1,168,438	3,752	1.28%
Wholesale borrowings	762,023	6,253	3.26%	766,358	7,441	3.86%

Total interest bearing liabilities	7,206,837	22,963	1.26%	7,999,455	42,143	2.10%

Other liabilities	255,404			193,885

Shareholders’ equity	1,068,013			929,788

Total liabilities and shareholders’ equity	$10,559,231			$10,731,029

Net interest margin	$9,714,193	89,171	3.64%	$9,876,488	94,855	3.82%

Interest rate spread			3.32%			3.42%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	Twelve months ended			Twelve months ended
	December 31, 2009			December 31, 2008
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$183,215			177,089
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,222,771	97,871	4.40%	1,985,026	94,260	4.75%
Obligations of states and political subdivisions (tax exempt)	321,919	19,718	6.13%	294,724	17,910	6.08%
Other securities and federal funds sold	204,272	8,394	4.11%	216,794	11,326	5.22%

Total investment securities and federal funds sold	2,748,962	125,983	4.58%	2,496,544	123,496	4.95%
Loans held for sale	19,289	1,032	5.35%	29,419	1,602	5.45%
Loans	7,156,983	339,381	4.74%	7,203,946	434,704	6.03%

Total earning assets	9,925,234	466,396	4.70%	9,729,909	559,802	5.75%
Allowance for loan losses	(108,017)			(96,714)
Other assets	793,062			739,158

Total assets	$10,793,494			10,549,442

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,910,171	—	—	1,530,021	—	—
Demand — interest bearing	656,367	600	0.09%	687,160	2,514	0.37%
Savings and money market accounts	2,886,842	23,472	0.81%	2,398,778	29,839	1.24%
Certificates and other time deposits	2,056,208	54,610	2.66%	2,801,623	105,853	3.78%

Total deposits	7,509,588	78,682	1.05%	7,417,582	138,206	1.86%

Securities sold under agreements to repurchase	1,013,167	4,764	0.47%	1,343,441	31,857	2.37%
Wholesale borrowings	952,979	27,317	2.87%	663,109	27,574	4.16%

Total interest bearing liabilities	7,565,563	110,763	1.46%	7,894,111	197,637	2.50%
Other liabilities	267,835			189,222

Shareholders’ equity	1,049,925			936,088

Total liabilities and shareholders’ equity	$10,793,494			10,549,442

Net interest margin	$9,925,234	355,633	3.58%	9,729,909	362,165	3.72%

Interest rate spread			3.24%			3.25%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
          Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(Unaudited)	Quarters ended		Twelve months ended
(In thousands except per share data)	December 31,		December 31,
	2009	2008	2009	2008
Interest income:
Interest and fees on loans, including held for sale	$81,907	$105,463	340,236	$436,194
Interest and dividends on investment securities and federal funds sold	28,434	29,918	119,291	117,632

Total interest income	110,341	135,381	459,527	553,826

Interest expense:
Interest on deposits:
Demand-interest bearing	149	370	600	2,514
Savings and money market accounts	6,880	6,764	23,472	29,839
Certificates and other time deposits	8,413	23,816	54,610	105,853
Interest on securities sold under agreements to repurchase	1,268	3,752	4,764	31,857
Interest on wholesale borrowings	6,253	7,441	27,317	27,574

Total interest expense	22,963	42,143	110,763	197,637

Net interest income	87,378	93,238	348,764	356,189
Provision for loan losses	29,960	16,986	98,433	58,603

Net interest income after provision for loan losses	57,418	76,252	250,331	297,586

Other income:
Trust department income	5,374	5,291	20,683	22,127
Service charges on deposits	16,568	15,450	63,366	62,862
Credit card fees	12,049	11,667	46,512	47,054
ATM and other service fees	2,730	2,613	11,110	10,894
Bank owned life insurance income	4,524	2,451	13,740	12,008
Investment services and insurance	2,322	1,949	10,008	10,503
Investment securities gains, net	1,934	1,555	6,037	2,126
Loan sales and servicing income	2,947	2,294	12,954	6,940
Gain on Visa Inc. redemption	—	5,768	—	13,666
Gain on post medical retirement curtailment	—	—	9,543	—
Other operating income	4,253	3,757	16,348	13,256

Total other income	52,701	52,795	210,301	201,436

Other expenses:
Salaries, wages, pension and employee benefits	45,748	46,991	175,906	179,463
Net occupancy expense	5,631	5,950	24,099	24,649
Equipment expense	6,445	6,139	24,301	24,137
Stationery, supplies and postage	2,414	2,458	8,907	9,372
Bankcard, loan processing and other costs	8,215	7,359	31,467	29,456
Professional services	6,098	3,261	16,414	11,695
Amortization of intangibles	87	87	347	573
Other operating expense	20,247	15,995	71,376	51,288

Total other expenses	94,885	88,240	352,817	330,633

Income before federal income tax expense	15,234	40,807	107,815	168,389
Federal income tax expense	756	11,671	25,645	48,904

Net income	$14,478	$29,136	82,170	$119,485

Other comprehensive income, net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$(9,880)	$30,296	38,994	$10,808
Unrealized hedging gain (loss), net of taxes	—	209	(94)	1,342
Minimum pension liability adjustment, net of taxes	3,899	(24,384)	3,068	(21,763)
Less: reclassification adjustment for securities’ gain realized in net income, net of taxes	2,618	1,011	3,924	1,382

Total other comprehensive gain (loss), net of taxes	(8,599)	5,110	38,044	(10,995)

Comprehensive income	$5,879	$34,246	120,214	$108,490

Net income applicable to common shares	$14,478	$29,136	75,799	$119,485

Net income used in diluted EPS calculation	$14,478	$29,136	75,799	$119,490

Weighted average number of common shares outstanding — basic *	86,149	82,193	84,678	82,060

Weighted average number of common shares outstanding — diluted *	86,157	82,202	84,686	82,097

Basic earnings per share *	$0.17	$0.35	0.90	$1.46

Diluted earnings per share *	$0.17	$0.35	0.90	$1.46

Stock dividend per share	—	—	0.73%	—

Dividend per share	$0.16	$0.29	0.77	$1.16

*	Average outstanding shares and per share data restated to reflect the effect of stock dividends declared April 28, 2009 and August 20, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS

	Quarterly Results
(Unaudited)	2009	2009	2009	2009	2008
(Dollars in thousands, except share data)	4th Q	3rd Q	2nd Q	1st Q	4th Q

Interest and fees on loans, including held for sale	$81,907	$84,283	$86,247	$87,799	$105,463
Interest and dividends — securities and federal funds sold	28,434	29,388	29,912	31,557	29,918

Total interest income	110,341	113,671	116,159	119,356	135,381

Interest on deposits:
Demand-interest bearing	149	137	159	155	370
Savings and money market accounts	6,880	5,763	5,452	5,377	6,764
Certificates and other time deposits	8,413	12,284	15,325	18,588	23,816
Securities sold under agreements to repurchase	1,268	1,286	1,211	999	3,752
Wholesale borrowings	6,253	6,824	6,897	7,343	7,441

Total interest expense	22,963	26,294	29,044	32,462	42,143

Net interest income	87,378	87,377	87,115	86,894	93,238
Provision for loan losses	29,960	23,887	26,521	18,065	16,986

Net interest income after provision for loan losses	57,418	63,490	60,594	68,829	76,252

Other income:
Trust department income	5,374	5,081	5,438	4,790	5,291
Service charges on deposits	16,568	16,782	15,853	14,163	15,450
Credit card fees	12,049	11,711	11,668	11,084	11,667
ATM and other service fees	2,730	2,935	2,839	2,606	2,613
Bank owned life insurance income	4,524	3,216	2,985	3,015	2,451
Investment services and insurance	2,322	2,498	2,270	2,918	1,949
Investment securities gains, net	1,934	2,925	1,178	—	1,555
Loan sales and servicing income	2,947	3,881	3,791	2,335	2,294
Gain on Visa Inc.	—	—	—	—	5,768
Gain on post medical retirement curtailment	—	—	—	9,543	—
Other operating income	4,253	2,538	4,823	4,734	3,757

Total other income	52,701	51,567	50,845	55,188	52,795

Other expenses:
Salaries, wages, pension and employee benefits	45,748	43,351	44,125	42,682	46,991
Net occupancy expense	5,631	5,739	5,858	6,871	5,950
Equipment expense	6,445	5,847	6,212	5,797	6,139
Stationery, supplies and postage	2,414	2,167	2,051	2,275	2,458
Bankcard, loan processing and other costs	8,215	7,548	7,862	7,842	7,359
Professional services	6,098	3,980	2,856	3,480	3,261
Amortization of intangibles	87	86	87	87	87
Other operating expense	20,247	15,447	21,513	14,169	15,995

Total other expenses	94,885	84,165	90,564	83,203	88,240

Income before income tax expense	15,234	30,892	20,875	40,814	40,807
Federal income taxes	756	8,129	5,380	11,380	11,671

Net income	$14,478	$22,763	$15,495	$29,434	$29,136

Other comprehensive income (loss), net of taxes	(8,599)	25,994	5,203	15,446	5,110

Comprehensive income	$5,879	$48,757	$20,698	$44,880	$34,246

Net income applicable to common shares	$14,478	$22,763	$10,995	$27,563	$29,136

Adjusted net income used in diluted EPS calculation	$14,478	$22,763	$10,995	$27,563	$29,136

Weighted-average common shares — basic *	86,149	85,872	84,123	82,514	82,193

Weighted-average common shares — diluted *	86,157	85,880	84,131	82,523	82,202

Basic net income per share *	$0.17	0.27	0.13	0.33	0.35

Diluted net income per share *	$0.17	0.27	0.13	0.33	0.35

*	Average outstanding shares and per share data restated to reflect the effect of stock dividends declared April 28, 2009 and August 20, 2009.

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION

(Unaudited, except December 31, 2008 annual period which	Quarterly Periods					Annual Period
is derived from the audited financial statements)	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31	Dec 31
(Dollars in thousands, except ratios)	2009	2009	2009	2009	2008	2008
Allowance for Credit Losses
Allowance for loan losses, beginning of period	$116,352	$111,222	$106,257	$103,757	$102,007	$94,205
Provision for loan losses	29,960	23,887	26,521	18,065	16,986	58,603
Charge-offs	34,232	21,819	24,726	18,936	17,932	62,388
Recoveries	3,012	3,062	3,170	3,371	2,696	13,337

Net charge-offs	31,220	18,757	21,556	15,565	15,236	49,051

Allowance for loan losses, end of period	$115,092	$116,352	$111,222	$106,257	$103,757	$103,757

Reserve for unfunded lending commitments, beginning of period	$4,470	$6,054	$6,019	$6,588	$6,493	$7,394
Provision for credit losses	1,281	(1,584)	35	(569)	95	(806)

Reserve for unfunded lending commitments, end of period	$5,751	$4,470	$6,054	$6,019	$6,588	$6,588

Allowance for Credit Losses	$120,843	$120,822	$117,276	$112,276	$110,345	$110,345

Ratios *
Provision for loan losses as a % of average loans	1.71%	1.34%	1.47%	0.99%	0.92%	0.81%
Provision for credit losses as a % of average loans	0.07%	(0.09)%	0.00%	(0.03)%	0.01%	(0.01)%
Net charge-offs as a % of average loans	1.79%	1.05%	1.19%	0.86%	0.82%	0.68%
Allowance for loan losses as a % of period-end loans	1.68%	1.66%	1.56%	1.45%	1.40%	1.40%
Allowance for credit losses as a % of period-end loans	1.77%	1.72%	1.64%	1.53%	1.49%	1.49%
Allowance for loan losses as a % of nonperforming loans	125.55%	147.60%	175.17%	151.35%	198.76%	198.76%
Allowance for credit losses as a % of nonperforming loans	131.82%	153.27%	184.71%	159.93%	211.38%	211.38%

Asset Quality
Impaired loans:
Nonaccrual	$74,033	$63,357	$48,563	$54,070	$40,195	$40,195
Other nonperforming loans:
Nonaccrual	17,639	15,474	14,929	16,134	12,007	12,007

Total nonperforming loans	91,672	78,831	63,492	70,204	52,202	52,202
Other real estate (“ORE”)	9,329	10,050	9,859	6,039	5,324	5,324

Total nonperforming assets (“NPAs”)	$101,001	$88,881	$73,351	$76,243	$57,526	$57,526

NPAs as % of period-end loans + ORE *	1.48%	1.26%	1.03%	1.04%	0.77%	0.77%

Past due 90 days or more & accruing interest	$35,025	$27,764	$22,129	$18,602	$23,928	$23,928

*	As required by current accounting guidance, $88.1 million of acquired ABL loans from First Bank Business Capital, Inc. were recorded at fair value with no carryover of the related allowances. The ratios of our allowance for loan and credit losses do not include these loans. The ABL loans were acquired on December 16, 2009.

FIRSTMERIT CORPORATION
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)	2009	2009	2009	2009	2008
(Dollars in thousands)	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER INCOME DETAIL
Trust department income	$5,374	$5,081	$5,438	$4,790	$5,291
Service charges on deposits	16,568	16,782	15,853	14,163	15,450
Credit card fees	12,049	11,711	11,668	11,084	11,667
ATM and other service fees	2,730	2,935	2,839	2,606	2,613
Bank owned life insurance income	4,524	3,216	2,985	3,015	2,451
Investment services and insurance	2,322	2,498	2,270	2,918	1,949
Investment securities gains, net	1,934	2,925	1,178	—	1,555
Loan sales and servicing income	2,947	3,881	3,791	2,335	2,294
Gain on Visa Inc.	—	—	—	—	5,768
Gain on post medical retirement curtailment	—	—	—	9,543	—
Other operating income	4,253	2,538	4,823	4,734	3,757

Total Other Income	$52,701	$51,567	$50,845	$55,188	$52,795

	2009	2009	2009	2009	2008
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr
QUARTERLY OTHER EXPENSES DETAIL
Salaries, wages, pension and employee benefits	$45,748	$43,351	$44,125	$42,682	$46,991
Net occupancy expense	5,631	5,739	5,858	6,871	5,950
Equipment expense	6,445	5,847	6,212	5,797	6,139
Taxes, other than federal income taxes	1,593	1,646	1,631	1,626	1,463
Stationery, supplies and postage	2,414	2,167	2,051	2,275	2,458
Bankcard, loan processing and other costs	8,215	7,548	7,862	7,842	7,359
Advertising	1,510	1,635	1,887	1,971	1,863
Professional services	6,098	3,980	2,856	3,480	3,261
Telephone	1,039	1,010	997	1,014	978
Amortization of intangibles	87	86	87	87	87
Hedge terminiation	3,877	—	—	—	—
Other operating expense	12,317	11,156	16,998	9,558	11,691

Total Other Expenses	$94,974	$84,165	$90,564	$83,203	$88,240

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail

	Quarters ended		Year ended
(Unaudited)	December 31,		December 31,
(Dollars in thousands)	2009	2008	2009	2008

Allowance for loan losses — beginning of period	$116,352	$102,007	$103,757	$94,205
Loans charged off:
Commercial	17,793	5,591	39,685	16,318
Mortgage	1,267	1,025	4,960	4,696
Installment	8,562	7,276	31,622	24,740
Home equity	2,257	707	7,200	4,153
Credit cards	3,511	2,506	13,558	9,821
Leases	94	6	97	26
Overdrafts	748	821	2,591	2,634

Total	34,232	17,932	99,713	62,388

Recoveries:
Commercial	369	402	890	2,388
Mortgage	10	35	270	76
Installment	1,802	1,473	8,329	7,071
Home equity	199	125	494	851
Credit cards	421	376	1,710	1,831
Manufactured housing	49	77	171	247
Leases	4	7	57	104
Overdrafts	158	201	694	769

Total	3,012	2,696	12,615	13,337

Net charge-offs	31,220	15,236	87,098	49,051
Provision for loan losses	29,960	16,986	98,433	58,603

Allowance for loan losses — end of period	$115,092	$103,757	$115,092	$103,757

Average loans outstanding	$6,948,985	$7,366,246	$7,156,983	$7,203,946

Ratio to average loans: *
(Annualized) net charge-offs	1.79%	0.82%	1.22%	0.68%

Provision for loan losses	1.71%	0.92%	1.38%	0.81%

Loans outstanding — period-end	$6,923,489	$7,425,613	$6,923,489	$7,425,613

Allowance for credit losses:	$120,843	$110,345	$120,843	$110,345

As a multiple of (annualized) net charge-offs	0.98	1.82	1.39	2.25

Allowance for loan losses: *
As a percent of period-end loans outstanding	1.68%	1.40%	1.68%	1.40%

As a multiple of (annualized) net charge-offs	0.93	1.71	1.32	2.12

*	As required by current accounting guidance, $88.1 million of acquired ABL loans from First Bank Business Capital, Inc. were recorded at fair value with no carryover of the related allowances. The ratios of our allowance for loan and credit losses do not include these loans. The ABL loans were acquired on December 16, 2009.